Forward-Looking Statement The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat of acts of terror or the escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience. 3

3 Regions Financial Corporation $48.5 billion in assets $0.71 per share, diluted Serving 2.0 million households 697 banking offices 142 brokerage offices 16,040 employees

Market Focus Population Growth

Market Focus Household Growth

Earnings Per Diluted Share* 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 0.6 0.62 0.65 0.66 0.66 0.67 0.7 0.7 0.71 4 *Adjusted for effect of FAS 142 and one time non-recurring charges in 2Q01

Fee Income as Percentage of Total Revenues 1Q01 1Q02 1Q03 Banking 85.3 84.11 90.7 Investment Banking/Brokerage/Trust 24 144.5 155.5 Mortgage Banking 28.7 37.6 76.9 Insurance 9.4 12.5 18.5 $ in millions -Excludes securities gains 48.0% 42.8% 29.7%

Mortgage Banking Insurance Morgan Keegan 1Q02 12.8 2 12.6 1Q03 21.8 3.7 16.4 $ in millions Earnings Growth in Lines of Business 30.2% Growth 70.3% Growth 85.0% Growth

Morgan Keegan Adapting to Market Conditions Private Client Fixed-Income Equity Trust Investment Advisory Dividends, Interest & Other Morgan Keegan Revenues 79881 59526 35640 0 8528 25620 Private Client Fixed-Income Equity Trust Investment Advisory Dividends, Interest & Other Morgan Keegan Revenues 157754 91639 55180 0 20542 81979 Private Client Fixed-Income Equity Trust Investment Advisory Dividends, Interest & Other Morgan Keegan Revenues 40720 65546 9673 15158 14802 13963 FYE 7/31/93 Quarter ended 3/31/03 FYE 7/31/98 Private Client Fixed Income Capital Mkts. Equity Capital Mkts. Trust Investment Advisory Dividends, Interest, and Other 28% 12% 4% 9% 5% 39% 17% 38% 23% 9% 14% 20% 9% 42% 6% 25%

Diversified Business Mix Percentage of Earnings Commercial Banking Consumer Banking Treasury Investment Banking/Brokerage/Trust Insurance Mortgage Banking 222.8651784 169.0701353 51.87379153 62.44067499 5.667692037 34.58252769 Based on risk-adjusted product view

Community Banking Focused on Our Customers Focused on Our Markets Blend of Retail and Corporate Profitable One Bank Uniform Systems Common Management Structure Standard Policies & Procedures

Community Banking Average Loans 1Q02 2Q02 3Q02 4Q02 1Q03 4 Amount of Avg. Loans 23865 24382 24831 25129 25389 $ in millions

Community Banking Loans as of March 31, 2003 Commercial Real Estate Installment Personal Lines of Credit Commercial 9.65 10.41 3.96 1.02 Alabama Arkansas Florida Georgia Louisiana North Carolina South Carolina Tennessee Texas East 7.4 3.3 1.8 6 2.4 0.4 1.2 1.4 1.4

Community Banking Loan Growth 1Q02 vs. 1Q03 (average balances) Alabama 2.3% Arkansas 2.0 Florida 6.6 Georgia 6.8 Louisiana 4.4 North Carolina 36.6 South Carolina 16.5 Tennessee 12.4 Texas (net of acquisitions) 11.2

Community Banking Deposits as of March 31, 2003 Interest Free Interest-Bearing Checking Savings Money Market CD's > $100K CD's < $100K Commercial 5.2 5.6 1.4 3.2 2.5 6.4 Alabama Arkansas Florida Georgia Louisiana North Carolina South Carolina Tennessee Texas East 9.3 3.9 2.4 5.8 3.5 0.1 0.8 1.3 1.6

Community Banking Deposit Growth (net of CD's) 1Q02 vs. 1Q03 (average balances) Alabama 4.5% Arkansas 3.3 Florida 12.0 Georgia 7.0 Louisiana 5.4 North Carolina 25.7 South Carolina 6.7 Tennessee (1.6) Texas (net of acquisitions) 6.4

1Q02 4Q02 1Q03 Low Cost Deposits 0.586 0.62 0.634 CD's 0.414 0.38 0.366 Community Banking Deposit Mix March 31, 2003

Regions CD's < $100K as Percentage of Total Deposits Compared to Peers 12/31/2001 12/31/2002 Regions 0.27 0.243 Peers 0.199 0.187 *Peer Group includes AmSouth, BB&T, Comerica, Compass, First Tennessee, Huntingdon, Hibernia, Key Corp., M&I, National City, National Commerce, SouthTrust, SunTrust, Union BanCal, Union Planters

22 Community Banking Bubbles Weighted by Economic Profit

Quadrant Strategy Silver - Acquire Overhead The Right People Training Credit Quality Pricing/Margin Mgt. Sales Mgt. Branching/Delivery Channel Platinum - Expand Aggressive Sales Mgt. Branch Expansion Add Key Personnel Portfolio Diversification Bronze - Reallocate May Need to Shrink Higher Emphasis on Cost Control Asset Quality and Pricing Product Mix Niche Lending Ramp up Sales Mgt. Move Incrementally Gold - Retain Maintain Efficiency Focus Asset Quality Sales Management Quality Service Grow Wallet Share Margin Management Obtain Market Share from Competition

Market Focus How will we differentiate? Retail - Chart-the-Course Leadership in Financial Services Profile MainSail Book of Business Mid-Year Sales Review FSA Program 650 associates currently licensed Number of sales increased $ volume of sales increased Sales Leader Plan - Measured by Growth in Loans Deposits Fee Income Services per MainSail Household MOR Account

Market Focus How will we differentiate? Commercial Sales Process Piloted in Texas - 30% Increase in Sales All Lenders and Bank Presidents Trained Sales Tracker Small Business Lending No. 1 Small Business Lender in 2001 Pilot Program in Central Region More Efficient More Focused

PROGRESS IN SALES INITIATIVES CHAIRMAN'S CLUB FISCAL YEAR 2002 Fee Income 24% Growth 6% Loan Growth 37% 5% Deposit Growth 14% 2% = All Branches = Chairman's Club 24 Regions

Progress in Sales Initiatives FSA Program Avg. Sales per Mo. 2002 5.6 Average sales per month increased 108% from 2002 to 1Q03 Gross commissions increased 22% from 4Q02 to 1Q03 108% increase $ in millions

Progress in Sales Initiatives Equity Asset Lines 1Q02 4Q02 1Q03 East 1.03 1.22 1.33 $ in billions 29% Growth

Market Focus Deposits per FTE Loans per FTE Fee Income per FTE 1Q02 1961 1891 17019 4Q02 2030 1903 20734.5 1Q03 2090 1968 20679 Deposits and loans in thousands Deposits per FTE Loans per FTE 1Q03 4Q02 1Q02 $1,785 $1,756 $1,742 $1,594 $1,551 $1,479

Net Loan Losses at Regions Historically Below Industry 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Regions 0.0044 0.0035 0.0028 0.0019 0.0017 0.0013 0.0015 0.0025 0.0028 0.0037 0.0031 0.0041 0.0036 Industry* 0.0143 0.0159 0.0127 0.0085 0.005 0.0049 0.0058 0.0064 0.0067 0.0061 0.0067 0.0094 0.0097 *FDIC-insured commercial banks.

Consumer Loan Past Due Percentage Source: ABA Peer Group Analysis

Regions S&P 500 S&P 500 Financial 1/4/2002 100 100 100 1/11/2002 98.85 97.74 96.73 1/18/2002 101.45 96.21 97.1 1/25/2002 103.92 96.7 95.97 2/1/2002 103.06 95.79 92.02 2/8/2002 102.8 93.6 89.96 2/15/2002 104.41 94.33 88.04 2/22/2002 104.02 93.12 84.78 3/1/2002 108.53 96.75 90.41 3/8/2002 112.52 99.56 97.29 3/15/2002 115.51 99.75 98.83 3/22/2002 113.69 98.27 97.93 3/29/2002 114.09 98.17 97.99 4/5/2002 112.92 96.08 97.33 4/12/2002 115.35 95.11 94.96 4/19/2002 116.78 96.33 96.72 4/26/2002 114.68 92.16 90.61 5/3/2002 118.04 91.94 91.79 5/10/2002 116.08 90.4 90.01 5/17/2002 119.9 94.89 95.91 5/24/2002 118.84 92.94 92.86 5/31/2002 119.73 91.54 90.69 6/7/2002 118 88.18 87.29 6/14/2002 115.98 86.46 84.44 6/21/2002 117.22 84.91 84.13 6/28/2002 117.72 85.02 84.13 7/5/2002 119.39 84.97 84.36 7/12/2002 113.7 79.2 78.9 7/19/2002 106.53 72.88 73.78 7/26/2002 110.18 73.32 69.16 8/2/2002 113.77 74.33 70.61 8/9/2002 118.89 78.19 76.14 8/16/2002 119.8 79.97 77.34 8/23/2002 117.52 81.02 78.8 8/30/2002 119.63 78.91 77.24 9/6/2002 119.76 77.03 73.78 9/13/2002 115.38 76.71 72.89 9/20/2002 108.15 72.89 66.46 9/27/2002 109.77 71.38 66.37 10/4/2002 95.85 69.08 62.74 10/11/2002 104.53 72.12 66.88 10/18/2002 112.71 76.37 74.46 10/25/2002 115.75 77.51 75.12 11/1/2002 117.88 77.83 77.16 11/8/2002 110.58 77.34 75.53 11/15/2002 115 78.69 77.95 11/22/2002 118.25 80.5 81.57 11/29/2002 117.33 81.02 81 12/6/2002 113.59 78.97 78.77 12/13/2002 111.46 77.03 76.78 12/20/2002 113.71 77.6 79.11 12/27/2002 112.75 75.87 75.27 1/3/2003 117.7451634 78.77 78.5 1/10/2003 119.7798532 80.44 81.29 1/17/2003 117.8785857 78.23 79.79 1/24/2003 113.275517 74.73 74.67 1/31/2003 113.2088059 74.27 73.62 2/7/2003 109.6064043 72.05 70.49 2/14/2003 109.4062708 72.54 70.61 2/21/2003 110.7404937 73.72 71.65 2/28/2003 111.8745831 73.15 71.46 3/7/2003 111.0740494 72.12 70.3 3/14/2003 109.2728486 72.54 70.35 3/21/2003 116.4109406 77.99 77.55 3/28/2003 113.7091394 75.19 74.71 $113.71 $74.71 $75.19 Regions S&P 500 S&P 500 Financial RF Strong Return in 2002 and 2003 Mar-03

'71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03* 0.037 0.075 0.081 0.085 0.089 0.095 0.111 0.134 0.143 0.159 0.173 0.191 0.205 0.227 0.255 0.291 0.345 0.364 0.382 0.418 0.436 0.455 0.52 0.6 0.66 0.7 0.8 0.92 1 1.08 1.12 1.16 1.2 32 Consecutive Years Of Increased Dividends * Indicated Outstanding Dividend Record Named to Bloomberg Personal Finance magazine Top 25 list for dividend performance